UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 19, 2007

Premier Exhibitions, Inc.

(Exact name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, Suite 2250, Atlanta, Georgia	30326

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 842-2600

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 19, 2007, the Company’s Compensation Committee approved the payment of discretionary cash bonuses in the amounts set forth below to the Company’s named executive officers.

Named Executive Officer	Total Bonus
Arnie Geller, Chairman of the Board, President and Chief Executive Officer	$300,000
Stephen Couture, Vice President and Chief Financial Officer	$53,000
Thomas Zaller, Vice President – Exhibitions	$100,000
Brian Wainger, Vice President, Chief Legal Counsel and Corporate Secretary	$43,500

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.
Date: July 20, 2007	By:	/s/ Arnie Geller
Arnie Geller
President and Chief ExecutiveOfficer